UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2025

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Kentucky Public Service Commission (“KPSC”) Issuance of Final Order in Kentucky-American Water Company (“Kentucky American Water”) General Rate Case
On December 16, 2025, the KPSC issued a final order (the “Order”) approving the adjustment of base rates requested in a general rate case originally filed on May 16, 2025 by Kentucky American Water, a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”). The Order approved an $18.2 million annualized increase in water system revenues, excluding infrastructure surcharges of $9.9 million, based on an authorized return on equity (“ROE”) of 9.70%, authorized rate base of $667.0 million, and a capital structure with a common equity component of 52.26% and a non-equity component of 47.74%, as compared to an authorized ROE of 9.70%, an authorized rate base of $489.4 million, and a capital structure with a common equity component of 52.22% and a non-equity component of 47.78%, all as approved in Kentucky American Water’s last general rate case effective May 3, 2024. The Order also terminated Kentucky-American Water’s Qualified Infrastructure Program (“QIP”) rider and included the costs and investments of the QIP in approved base rates. The requested annualized revenue increase was driven primarily by approximately $212 million of capital investments completed and planned by Kentucky American Water from February 2025 through December 2026. The new rates are effective as of December 16, 2025.
A copy of the press release issued by Kentucky American Water on December 17, 2025 has been filed as Exhibit 99.1 hereto and is incorporated herein by reference. References and links to websites and other information contained in this press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been filed herewith (except as noted below):

Exhibit No.	Description
99.1*	Press Release, dated December 17, 2025, issued by Kentucky American Water.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	December 18, 2025	By:	/s/ DAVID M. BOWLER
David M. Bowler
Executive Vice President and Chief Financial Officer
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